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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-81720) of Kerr-McGee Corporation of our report dated February 26, 1999 appearing in the Kerr-McGee Corporation Annual Report on Form 10-K for the year ended December 31, 2000 and relating to the consolidated financial statements of Oryx Energy Company, which financial statements are not separately presented therein.

                                                    [PRICEWATERHOUSECOOPERS LLP]

Dallas, Texas
  February 12, 2002